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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    Form 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 5, 2002



                      AMERICAN ELECTRIC POWER COMPANY, INC.
             (Exact Name of Registrant as Specified in Its Charter)


         New York                        1-3525                   13-4922640
(State or other Jurisdiction     (Commission File Number)     (I.R.S. Employer
      of Incorporation)                                      Identification No.)


1 Riverside Plaza, Columbus, Ohio                                     43215
(Address of principal executive offices)                           (Zip Code)
----------------------------------------

(614) 223-1000
(Registrant's Telephone Number, Including Area Code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.   Other Events and Regulation FD Disclosure

     On June 5, 2002, American Electric Power Company, Inc. (the "Company") entered into an Underwriting Agreement with Goldman, Sachs & Co., J.P. Morgan Securities Inc. and Salomon Smith Barney Inc., as representatives of the several underwriters named therein, relating to the offering and sale by the Company of up to 6,900,000 Equity Units. Each Equity Unit initially consists of (i) a forward purchase contract under which the holder agrees to purchase from the Company and the Company agrees to sell shares of its common stock, par value $6.50 per share, on August 16, 2005 and (ii) a 5.75% senior note due August 16, 2007 of the Company. The number of shares of common stock to be issued on the stock purchase date will be between 1.0187 and 1.2225 shares per Equity Units depending on the 20-trading day average closing price of the Company's common stock prior to the stock purchase date. On June 6, 2002, the Company filed a Prospectus Supplement relating to the offering of Equity Units, dated June 5, 2002, to the Prospectus dated May 17, 2002 (the "Prospectus"), included as part of the Registration Statement on Form S-3 of the Company, AEP Capital Trust I, AEP Capital Trust II and AEP Capital Trust III (File Nos. 333-86050, 333-86050-1, 333-86050-2 and 333-86050-3).

     On June 5, 2002, American Electric Power Company, Inc. (the "Company") entered into an Underwriting Agreement with Goldman, Sachs & Co., J.P. Morgan Securities Inc. and Salomon Smith Barney Inc., as representatives of the several underwriters named therein, relating to the offering and sale by the Company of up to 18,400,000 shares of the Company's common stock. On June 6, 2002, the Company filed a Prospectus Supplement relating to the offering of common stock, dated June 5, 2002, to the Prospectus dated May 17, 2002 (the "Prospectus"), included as part of the Registration Statement on Form S-3 of the Company, AEP Capital Trust I, AEP Capital Trust II and AEP Capital Trust III (File Nos. 333-86050, 333-86050-1, 333-86050-2 and 333-86050-3).

     In connection with the offering and sale of the Equity Units, the Company finalized certain agreements relating to the Equity Units that had been previously filed in draft form. The final forms of those agreements and certain other agreements relating to the Equity Units are filed herewith as exhibits, as set forth in Item 7 hereof.

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Item 7.   Financial Statements and Exhibits

          (c)      Exhibits


          1.1 Underwriting Agreement, dated June 5, 2002, between the Company and Goldman, Sachs & Co., J.P. Morgan Securities Inc. and Salomon Smith Barney Inc., as representatives of the several underwriters named in Exhibit 1 thereto in connection with the offer and sale of 6,000,000 Equity Units.

          1.2 Underwriting Agreement, dated June 5, 2002, between the Company and Goldman, Sachs & Co., J.P. Morgan Securities Inc. and Salomon Smith Barney Inc., as representatives of the several underwriters named in Exhibit 1 thereto in connection with the offer and sale of 16,000,000 shares of the Company's common stock.

          4.1 Forward Purchase Contract Agreement (including Equity Units and Stripped Units Certificates), dated as of June 11, 2002, between the Company and The Bank of New York, as forward purchase contract agent.

          4.2 Third Supplemental Indenture, dated as of June 11, 2002, between the Company and The Bank of New York, as trustee.

          4.3 Pledge Agreement, dated as of June 11, 2002, between the Company, The Bank of New York, as forward purchase contract agent, and The Bank of New York, as collateral agent, custodial agent and securities intermediary.

          4.4 Remarketing Agreement, dated as of June 11, 2002, between the Company, The Bank of New York, as forward purchase contract agent and Salomon Smith Barney Inc., as remarketing agent.

          4.5 Form of Equity Units (included in Exhibit 4.1 hereto).

          4.6 Form of Stripped Units (included in Exhibit 4.1 hereto).

          4.7 Form of Senior Note due August 16, 2007 (included in Exhibit 4.2 hereto).

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          4.8                 Form of Common Stock Certificate.

          5.a.1 Opinion of Simpson Thacher & Bartlett regarding the legality of the Equity Units.

          8.1                 Tax Opinion of Simpson Thacher & Bartlett.

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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       AMERICAN ELECTRIC POWER COMPANY, INC.

                                       By:  /s/ Thomas G. Berkemeyer
                                            ------------------------------------
                                            Name:  Thomas G. Berkemeyer
                                            Title: Assistant Secretary


Date:  June 11, 2002

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                                INDEX TO EXHIBITS

Exhibit Number      Description

1.1 Underwriting Agreement, dated June 5, 2002, between the Company and Goldman, Sachs & Co., J.P. Morgan Securities Inc. and Salomon Smith Barney Inc., as representatives of the several underwriters named in Exhibit 1 thereto in connection with the offer and sale of 6,000,000 Equity Units.

1.2 Underwriting Agreement, dated June 5, 2002, between the Company and Goldman, Sachs & Co., J.P. Morgan Securities Inc. and Salomon Smith Barney Inc., as representatives of the several underwriters named in Exhibit 1 thereto in connection with the offer and sale of 16,000,000 shares of the Company's common stock.

4.1 Forward Purchase Contract Agreement (including Equity Units and Stripped Units Certificates), dated as of June 11, 2002, between the Company and The Bank of New York, as forward purchase contract agent.

4.2 Third Supplemental Indenture, dated as of June 11, 2002, between the Company and The Bank of New York, as trustee.

4.3 Pledge Agreement, dated as of June 11, 2002, between the Company, The Bank of New York, as forward purchase contract agent, and The Bank of New York, as collateral agent, custodial agent and securities intermediary.

4.4 Remarketing Agreement, dated as of June 11, 2002, between the Company, The Bank of New York, as forward purchase contract agent and Salomon Smith Barney Inc., as remarketing agent.

4.5                 Form of Equity Units (included in Exhibit 4.1 hereto).

4.6                 Form of Stripped Units (included in Exhibit 4.1 hereto).

4.7                 Form of Senior Note due August 16, 2007 (included in Exhibit
                    4.2 hereto).

4.8                 Form of Common Stock Certificate.

5.a.1 Opinion of Simpson Thacher & Bartlett regarding the legality of the Equity Units.

8.1                 Tax Opinion of Simpson Thacher & Bartlett.